                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            KRUG INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            KRUG INTERNATIONAL CORP.
                        900 CIRCLE 75 PARKWAY, SUITE 1300
                             ATLANTA, GEORGIA 30339



                                                                November 3, 2000



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 3:00 p.m., on Friday, December 1, 2000, at the Sheraton Suites Galleria, 2844 Cobb Parkway S.W., Atlanta, Georgia 30339.

         The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the Meeting. The Corporation's 2000 Annual Report to Shareholders is also enclosed.

         We hope you will be able to attend the Meeting.

         Whether or not you plan to attend the Annual Meeting, please execute and return the enclosed proxy card at your earliest convenience. That way you will be sure to be represented at the Meeting. If you later find you can attend the Meeting, you may then withdraw your proxy and vote in person. If you have questions or need assistance regarding your shares, please call our proxy solicitor, Georgeson Shareholder Communications, Inc., at (800) 223-2064.


                                    Sincerely,

                                    /s/ ROBERT M. THORNTON, JR.

                                    ROBERT M. THORNTON, JR.
                                    Chairman

                            KRUG INTERNATIONAL CORP.
                        900 CIRCLE 75 PARKWAY, SUITE 1300
                             ATLANTA, GEORGIA 30339

                                  ------------


                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 1, 2000

                                  ------------


To the Shareholders of KRUG INTERNATIONAL CORP.:

         The Annual Meeting of Shareholders of KRUG INTERNATIONAL CORP. will be held at 3:00 p.m., Eastern Standard Time, on Friday, December 1, 2000, at the Sheraton Suites Galleria, 2844 Cobb Parkway S.W., Atlanta, Georgia 30339, for the purpose of considering and voting upon:

         Election of directors:

         - three directors for election to terms of office expiring at the 2001 Annual Meeting,

                  and

         - four directors for election to terms of office expiring at the 2002 Annual Meeting.

         Such other business as may properly come before the meeting or any adjournment thereof.

         Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.


                           By order of the Board of Directors

                           /s/ JAMES J. MULLIGAN

                           JAMES J. MULLIGAN
                           Secretary

November 3, 2000

                            KRUG INTERNATIONAL CORP.
                        900 CIRCLE 75 PARKWAY, SUITE 1300
                             ATLANTA, GEORGIA 30339

                                  ------------


                                 PROXY STATEMENT
                     FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
                                  ------------

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of KRUG INTERNATIONAL CORP., an Ohio corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders to be held on Friday, December 1, 2000 and any adjournment thereof. The close of business on October 26, 2000 has been fixed as the record date for the determination of the holders of Common Shares entitled to vote at the meeting and each such shareholder is entitled to one vote per share. There were 4,976,340 Common Shares outstanding at the close of business on October 26, 2000.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations which are FOR the election of James J. Mulligan, Ronald J. Vannuki and Dr. Steven Baileys, as directors of the Corporation for a one-year term and FOR the election of Karen B. Brenner, C. Michael Ford, Robert M. Thornton, Jr. and Howard E. Turner, as directors of the Corporation for a two-year term. A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting but without affecting any vote previously taken.

         The presence, in person or by properly executed proxy, of the holders of a majority of the Corporation's outstanding shares is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies received by the Corporation will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular matter as well as shares present at the Annual Meeting. Where nominee shareholders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners of such shares ("Broker Nonvotes"), such Broker Nonvotes will not be treated as either votes cast or shares present.

         This proxy statement and the accompanying proxy card were first mailed to shareholders on or about November 3, 2000.

                              ELECTION OF DIRECTORS

         The Corporation's Board of Directors is presently comprised of seven persons and is divided into two classes, with one class having three members and the other class four members. One class of directors is normally elected at each Annual Meeting of Shareholders for a term of two years. However, at this year's Annual Meeting, both classes of directors will be elected because, as explained below, the 1999 Annual Meeting was not held.

         In early November 1999, a shareholder filed a lawsuit seeking to enjoin the Corporation from soliciting or using proxies for the 1999 Annual Meeting on the grounds that the Corporation's proxy statement and proxy violated the Federal securities laws because they did not contain information about the shareholder's proposed slate of directors. The Corporation responded that it was not obligated to disclose information about the opposition slate because, among other things, the shareholder had failed to comply with the Corporation's Code of Regulations which sets forth the procedure to be followed by a shareholder who wishes to nominate candidates for election as directors of the Corporation. In late November, 1999, the U.S. District Court for the Central District of California issued a preliminary injunction which forbade the Corporation from holding the 1999 Annual Meeting until it had amended its proxy statement and proxy to include the shareholder's slate of nominees. The Corporation appealed and in late August 2000 the Ninth Circuit Court of Appeals reversed the lower Court, vacated the injunction and remanded the case to the lower Court for further proceedings holding that the shareholder had not complied with the procedure to be followed in nominating candidates for election as directors.

         Accordingly, there is no longer any legal impediment to the Corporation holding the 1999 Annual Meeting of Shareholders. However, the Corporation does not believe it is appropriate to hold the 1999 Meeting at this time to elect three directors for terms ending at the 2001 Annual Meeting and shortly thereafter hold the 2000 Annual Meeting to elect four directors for terms ending at the 2002 Annual Meeting. Therefore, the Corporation has decided to hold one meeting (the 2000 Annual Meeting) for the election of seven directors, three for terms ending at the 2001 Annual Meeting and four for terms ending at the 2002 Annual Meeting.

         The Board of Directors has nominated Mr. Mulligan and Mr. Vannuki, who are presently directors of the Corporation, and Dr. Baileys, who is not presently a director, for election to terms of office expiring at the 2001 Annual Meeting and Mr. Thornton, Ms. Brenner, Mr. Turner and Mr. Ford, who are presently directors of the Corporation, for election to terms of office expiring at the 2002 Annual Meeting.

         It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxy for the election of the above-mentioned nominees. Should any of them be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors. The three nominees and four nominees, respectively, receiving the highest number of votes cast will be elected directors.

         The following table sets forth certain information about the nominees for election.

              NAME AND OFFICES                                                 COMMON SHARES
      PRESENTLY HELD WITH CORPORATION                             BENEFICIALLY OWNED AS OF 10/26/00(1)
      -------------------------------                       -----------------------------------------------

                                                            DIRECTOR
NOMINEES FOR TERM OF OFFICE EXPIRING IN 2001:                SINCE             NUMBER             % OF CLASS
--------------------------------------------                --------           ------             ----------
James J. Mulligan                                             1966             32,085 (2)             (8)
   Director and Secretary

Ronald J. Vannuki                                             1998            190,875 (3)             3.7
   Director

Dr. Steven Baileys                                            N/A             715,198 (4)            14.1
   Nominee

NOMINEES FOR TERM OF OFFICE EXPIRING IN 2002:
--------------------------------------------
Robert M. Thornton, Jr.                                       1996            220,024 (5)             4.4
   Director, Chairman, President,
   Chief Executive Officer and
   Chief Financial Officer

Karen B. Brenner                                              1996            827,348 (6)            16.3
   Director

C. Michael Ford                                               1999                                    (8)
   Director                                                                     3,000

Howard E. Turner                                              1999            119,537 (7)             2.4
   Director

----------------

(1) These columns show the number of Common Shares beneficially owned as of October 26, 2000, as confirmed by each beneficial owner, and the percentage of class represented thereby, and includes, where applicable, shares owned by members of the individual's household. Unless otherwise indicated, each individual has voting power and investment power which are exercisable solely by such individual or are shared by such individual with members of his or her household.

(2)      Includes 5,380 shares that may be acquired upon exercise of warrants.

(3) These shares (which include 151,557 shares which may be acquired upon the exercise of warrants) are beneficially owned by Fortuna Investment Partners, L.P. Mr. Vannuki is the president of its general partner, Fortuna Capital Management, Inc.

(4) Dr. Baileys shares investment power over all of these shares (which include 102,982 shares which may be acquired upon the exercise of warrants) with Ms. Brenner.

(5) Includes 37,540 shares that may be acquired upon exercise of warrants and 10,000 shares that may be acquired upon the exercise of options within 60 days of October 26, 2000.

(6) Includes 815,228 shares (which include 110,882 shares which may be acquired upon the exercise of warrants) over which Ms. Brenner, as a registered investment advisor and sole shareholder of Fortuna Asset Management, LLC, has shared investment power. Ms. Brenner shares investment power over 715,198 shares (which include 102,982 shares which may be acquired upon the exercise of warrants) with Dr. Baileys.

(7) Includes 12,685 shares that may be acquired upon the exercise of warrants.

(8)      Less than 1%

         Certain information concerning each person listed in the above table, including his or her principal occupation for at least the last five years, is set forth below.

         James J. Mulligan, 78, became Secretary of the Corporation in 1966. Mr. Mulligan has been a member of the law firm of Mulligan & Mulligan since January 1993. He was a member of the law firm of Smith & Schnacke from 1953 to 1989 and a member of the law firm of Thompson Hine & Flory LLP from 1989 until his retirement in 1991. Mulligan & Mulligan is general counsel to the Corporation and received $78,681 for legal services rendered during the Corporation's fiscal year ended March 31, 2000.

         Ronald J. Vannuki, 60, has been a registered investment adviser with Strome Securities, L.P., a broker and investment adviser, since 1995. From 1988 to 1995, Mr. Vannuki was Managing Director of Drake Capital Securities, Inc., a registered broker-dealer, and from 1990 to 1995 was a Director and Portfolio Manager of Drake Capital Advisers, Inc., a registered investment adviser.

         Dr. Steven Baileys, 46, has been Chairman of the Board of Directors of SafeGuard Health Enterprises, Inc., a public dental care benefits company, since 1995, Chief Executive Officer from 1995 to February 2000, President from 1981 until 1997 and Chief Operating Officer from 1981 until 1995. Dr. Baileys is licensed to practice dentistry in the State of California.

         Robert M. Thornton, Jr., 51, has been Chairman and Chief Executive Officer of the Corporation since September 10, 1998, President since July 16, 1996 and Chief Financial Officer since July 18, 1997. From October 1994 to the present, Mr. Thornton has been a private investor and, since March 1995, Chairman and Chief Executive Officer of CareVest Capital, LLC, a private investment and management services firm. Mr. Thornton was President, Chief Operating Officer, Chief Financial Officer and a director of Hallmark Healthcare Corporation ("Hallmark") from November 1993 until Hallmark's merger with Community Health Systems, Inc. in October 1994. From October 1987 until November 1993, Mr. Thornton was Executive Vice President, Chief Financial Officer, Secretary, Treasurer and a director of Hallmark.

         Karen B. Brenner, 47, has been President of Fortuna Asset Management, LLC, an investment advisory firm located in Newport Beach, California, since 2000. Fortuna Asset Management, LLC succeeded to the business of Fortuna Advisors, Inc., which Ms. Brenner formed and operated from 1993 to 2000. Ms. Brenner is also a director of Creative Bakeries, Inc.

         C. Michael Ford, 61, has been the owner and Chairman of the Board of Montpelier Corporation, a venture capital and real estate holding company, since October 1990. Mr. Ford served as Vice President of Development of Columbia/HCA Healthcare Corporation from September 1994 to September 1997, and was Vice President of Marketing of Meditrust Corp. from October 1993 to September 1994. Mr. Ford was employed by Charter Medical Corporation from 1976 to 1990 in a variety of positions, which included Secretary and Treasurer, Chief Financial Officer and a member of the Board of Directors. Mr. Ford has been the Chairman of the Board of In Home Health, Inc., since February 2000, and the Interim Chief Executive Officer since February 2000, except for the period June 27 through July 7, 2000.

         Howard E. Turner, 58, has been a partner in the law firm of Smith, Gambrell & Russell, LLP, since 1971, where he heads one of the firm's corporate sections. Mr. Turner has represented numerous healthcare companies in corporate governance matters, mergers, acquisitions, dispositions, and in structuring public and private equity and debt financing; and has represented special committees and boards of directors of large public companies. Mr. Turner has served as a director of Avlease, Ltd., a lessor of large commercial aircraft, and currently serves as an officer and director of HSR, Ltd. Mr. Turner provides legal services to the Corporation through the law firm, Smith, Gambrell & Russell, LLP, as requested by the Corporation.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The Board of Directors held nine meetings during fiscal 2000. The Board has an Executive Committee, an Audit Committee and an Executive Compensation Committee, but no nominating committee. The Executive Committee took action by unanimous written consent one time in fiscal 2000. The Audit Committee held two meetings and the Executive Compensation Committee held one meeting in fiscal 2000.

         The Executive Committee is empowered to exercise all of the authority of the Board of Directors except as to matters not delegable to a committee under the General Corporation Law of Ohio. The members of the Committee are Messrs. Thornton (Chairman) and Turner and Ms. Brenner.

         The Audit Committee meets with Corporation personnel and representatives of the Corporation's independent public accountants to review internal accounting controls, internal auditing procedures and matters relating to the annual audit of the Corporation's financial statements. The Committee reports its findings and recommendations to the Board of Directors. The members of the Committee are Messrs. Ford (Chairman) and Turner and Ms. Brenner.

         The Executive Compensation Committee acts in an advisory capacity to the Board of Directors with respect to compensation of the Corporation's executives. The members of the Committee are Ms. Brenner (Chairperson) and Mr. Mulligan.

         Each non-employee director receives a monthly fee of $700 for services as a director. In addition, he or she receives $850 for attendance at a meeting of the Board of Directors, $500 for attending an Executive Compensation or Audit Committee meeting, $400 for participating in telephone meetings and a monthly fee of $500 if he or she serves on the Executive Committee.

                       PRINCIPAL HOLDERS OF COMMON SHARES

         Set forth below is certain information concerning the entities known by the Board of Directors of the Corporation to be the beneficial owners of more than 5% of the outstanding Common Shares of the Corporation as of October 26, 2000.

                                                                    COMMON SHARES BENEFICIALLY OWNED
                                                                             AS OF 10/26/00 (1)
                                                                  ------------------------------------
   NAME AND ADDRESS                                               SHARES                    % OF CLASS
   ---------------------------------                              ------                    ----------
   FORTUNA ASSET MANAGEMENT, LLC (2)                              815,228 (4)                  16.0
   1300 Bristol Street North
   Suite 100
   Newport Beach, CA 92660

   KAREN B. BRENNER  (2)                                          827,348 (5)                  16.2
   1300 Bristol Street North
   Suite 100
   Newport Beach, CA 92660

   BAILEYS FAMILY TRUST  (3)                                      378,649 (2)(6)                7.5
   C/O Karen Brenner
   P.O. Box 9109
   Newport Beach, CA 92658-9109

   STEVEN BAILEYS  (3)                                            715,198 (2)(7)               14.1
   C/O Karen Brenner
   P.O. Box 9109
   Newport Beach, CA 92658-9109

   DIMENSIONAL FUND ADVISORS                                      268,129                       5.4
   1299 Ocean Avenue
   Eleventh Floor
   Santa Monica, CA 90401

   WESTSIDE CAPITAL PARTNERS, L.P.                                275,700                       5.5
   575 Lexington Avenue
   Seventh Floor
   New York, NY  10022

-----------------------------

(1) Under applicable Securities and Exchange Commission regulations, shares are treated as "beneficially owned" if a person has or shares voting or investment power with respect to the shares or has a right to acquire the shares within 60 days of October 26, 2000. Unless otherwise indicated, sole voting power and sole investment power are exercised by the named entity. In calculating "% of Class" for an entity, shares which may be acquired by the entity within such 60-day period are treated as owned by the entity and as outstanding shares.

(2) The business of Fortuna Asset Management, LLC is to provide discretionary investment management services to clients and Karen B. Brenner is President of Fortuna Asset Management, LLC. Ms. Brenner also serves as a director of the Corporation. Ms. Brenner has shared investment power over all shares reported as beneficially owned by the Baileys Family Trust and Steven Baileys.

(3) Baileys Family Trust is a private investor. Steven Baileys is a private investor, the Trustee of Baileys Family Trust, and a nominee for election as a director.

(4)      Includes 110,662 shares that may be acquired upon exercise of warrants.

(5)      Includes 110,882 shares that may be acquired upon exercise of warrants.

(6)      Includes 52,041 shares that may be acquired upon exercise of warrants.

(7)      Includes 102,982 shares that may be acquired upon exercise of warrants.

         The parties listed above in this section (excluding Dimensional Fund Advisors and Westside Capital Partners, L.P.), together with Ronald J. Vannuki, have filed with the Securities and Exchange Commission, as a group, a Schedule 13D and amendments thereto under the Securities and Exchange Act of 1934 relating to their beneficial ownership of shares of the Corporation. The information set forth herein with respect to beneficial ownership of shares of the Corporation was obtained from Amendment No. 6 to Schedule 13D dated October 22, 1998 and filed April 1, 1999, as supplemented by members of the group. The parties listed above, except Dimensional Fund Advisors and Westside Capital Partners, L.P., are sometimes referred to as the Fortuna Group. As a group, the Fortuna Group beneficially owns 1,018,223 shares (including warrants to purchase 262,439 shares) or 19.4% of the outstanding shares of the Corporation.


                        COMMON SHARES OWNED BY MANAGEMENT

         The following table sets forth the number of Common Shares of the Corporation beneficially owned as of October 26, 2000 by each named executive listed in the Summary Compensation Table and by all directors, nominees and executive officers of the Corporation as a group.

                                                                COMMON SHARES BENEFICIALLY
                 NAME                                              OWNED AS OF 10/26/00
-----------------------------------------------                 --------------------------
                                                                 NUMBER         % OF CLASS
                                                                --------        ----------
Robert M. Thornton, Jr.                                           220,024 (1)       4.4
   Chairman, President, Chief Executive Officer
   and Chief Financial Officer

Marshall Cooper                                                         0             0
   Managing Director, Beldray Limited

   Directors, Nominees and  Executive Officers                  1,475,770 (2)      27.7
     as a Group (11 persons)

(1) Includes 37,540 shares that may be acquired upon the exercise of warrants and 10,000 shares that may be acquired upon the exercise of options within 60 days of October 26, 2000.

(2) Includes 325,889 shares that may be acquired upon the exercise of warrants and 31,000 shares that may be acquired upon the exercise of options within 60 days of October 26, 2000.

                             EXECUTIVE COMPENSATION

         The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer and the other executive officer of the Corporation at March 31, 2000, whose salary and bonus for fiscal year 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         The following table presents, for the three fiscal years ended March 31, 2000, the compensation of the Chief Executive Officer during the year ended March 31, 2000 and the other executive officer at March 31, 2000 whose salary and bonus during fiscal 2000 exceeded $100,000.

                                                                                       LONG-TERM COMPENSATION
                                                                               -----------------------------------
                                                                                       AWARDS             PAYOUTS
                                                                               -----------------------------------
                                            ANNUAL COMPENSATION
                               --------------------------------------------
                                                                                                         LONG-TERM
                                                                  OTHER        RESTRICTED   SECURITIES   INCENTIVE
                                                                  ANNUAL         STOCK      UNDERLYING     PLAN       ALL OTHER
        NAME AND                         SALARY      BONUS     COMPENSATION      AWARDS       OPTIONS     PAYOUT     COMPENSATION
  PRINCIPAL POSITIONS          YEAR       ($)         ($)           ($)           ($)          (#)          ($)           ($)
-----------------------        ----     --------    --------   ------------    ----------   ----------   ---------   ------------
Robert M. Thornton, Jr          2000    $210,000    $49,544       $    0       $     0             0      $    0       $    0
  Chairman, President,          1999     196,700          0            0             0        20,000           0            0
  Chief Executive Officer       1998     159,500     35,000 (2)        0             0             0           0        4,785 (3)
  and Chief Financial
  Officer (1)



Marshall Cooper                 2000    $104,754    $     0       $    0        $    0             0      $    0       $    0
  Managing Director,            1999      83,642          0            0             0             0           0            0
  Beldray Ltd. (4)              1998      77,994      4,310            0             0             0           0            0



----------------------------


(1) Mr. Thornton was elected Chairman and Chief Executive Officer on September 10, 1998.

(2)      This bonus was for services performed in fiscal 1997 and fiscal 1998.

(3) This amount was contributed by the Corporation under the 401(k) plan for the benefit of the named executive.

(4) Mr. Cooper was appointed Managing Director of Beldray Limited in November 1998 and was Sales Director of Beldray Limited from December 1990 until November 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, for the named executive officers, additional information about option grants for the fiscal year ended March 31, 2000.

                                                 INDIVIDUAL GRANTS
                              -----------------------------------------------------
                                                                                       POTENTIAL REALIZABLE VALUE
                              NUMBER OF     % OF TOTAL                                  AT ASSUMED ANNUAL RATES
                                SHARES       OPTIONS                                         OF STOCK PRICE
                              UNDERLYING    GRANTED TO                                  APPRECIATION FOR OPTION
                               OPTIONS      EMPLOYEES      EXERCISE OR                           TERM
                               GRANTED      IN FISCAL      BASE PRICE    EXPIRATION    --------------------------
         NAME                    (#)          YEAR          ($/SHARE)       DATE       0%($)     5%($)     10%($)
-----------------------       ----------    ----------     -----------   ----------    -----     -----     ------
Robert M. Thornton, Jr.           0             N/A            N/A           N/A        N/A       N/A        N/A
Marshall Cooper                   0             N/A            N/A           N/A        N/A       N/A        N/A

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table shows information about stock option exercises during fiscal 2000 and unexercised stock options at March 31, 2000 for the named executive officers.

                                                                      NUMBER OF SHARES
                                                                  UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                                    OPTIONS AT FISCAL       IN-THE-MONEY OPTIONS AT
                                    SHARES                              YEAR-END                FISCAL YEAR-END
                                 ACQUIRED ON       VALUE              EXERCISABLE/                EXERCISABLE/
       NAME                      EXERCISE (#)   REALIZED ($)        UNEXERCISABLE (#)           UNEXERCISABLE ($)
-----------------------          ------------   ------------      ----------------------    -----------------------
Robert M. Thornton, Jr.               0              $0                5,000/20,000                  $0/$0
Marshall Cooper                       0             N/A                    N/A                        N/A


             LONG TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         The following table shows for the named executive officers, additional information about awards during the fiscal year ended March 31, 2000 under long-term incentive plans.

                                                                               ESTIMATED FUTURE PAYOUTS UNDER
                                        NUMBER OF       PERFORMANCE OR          NON-STOCK PRICE-BASED PLANS
                                      SHARES, UNITS      OTHER PERIOD       -----------------------------------
                                        OR OTHER       UNTIL MATURATION     THRESHOLD     TARGET        MAXIMUM
        NAME                           RIGHTS (#)         OR PAYOUT         ($ OR #)     ($ OR #)      ($ OR #)
-----------------------               -------------    ----------------     --------     --------      --------
Robert M. Thornton, Jr.                     0                N/A              N/A           N/A           N/A
Marshall Cooper                             0                N/A              N/A           N/A           N/A


                                      OTHER

         Mr. Thornton, Chairman, President, Chief Executive Officer and Chief Financial Officer, is currently employed by the Corporation under the terms of an Employment Agreement effective August 1, 1998. The initial term of the Agreement expired July 31, 1999, but the Agreement continues in force until either Mr. Thornton or the Corporation provides four months written notice terminating the Agreement. The Agreement provides for an annual base salary of $210,000, plus any increases that may be granted from time to time by the Corporation. Mr. Thornton is also eligible to receive a bonus equal to twenty-five percent of his annual base salary if certain goals, agreed to by the parties to the Agreement, are met for the current and future fiscal years. During the term of his employment, Mr. Thornton is also eligible to participate in any stock option or compensation plan adopted for officers and shall receive the fringe benefits extended by the Corporation to its most highly compensated executives.

         The Agreement also provides for severance payments in the event Mr. Thornton ceases to be employed by the Corporation (whether voluntarily by Mr. Thornton or otherwise) within one year after a change in control of the Corporation (as defined in the Agreement). In such event, the Corporation is required to pay Mr. Thornton an amount equal to one year's base salary. In addition, any stock options held by Mr. Thornton on the date the Agreement is terminated become immediately exercisable and may be exercised by Mr. Thornton within ninety days of the termination of the Agreement, but only if Mr. Thornton terminates the Agreement. While Mr. Thornton is receiving payments pursuant to the Agreement, he is prohibited from competing with the Corporation.

                                PERFORMANCE GRAPH


         The following graph compares the cumulative total shareholder return on the Corporation's Common Shares for its last five fiscal years with the cumulative total return of the American Stock Exchange Market Index, an American Stock Exchange listed peer group index over the same period with market capitalization between $20 million and $40 million ("AMEX I"), and an American Stock Exchange listed peer group index over the same period with market capitalization between $0 and $20 million ("AMEX II") assuming investments of $100 in each vehicle on March 31, 1995 and reinvestment of all dividends. The AMEX I peer group index is comprised of 621 companies and includes all non-financial American Stock Exchange companies with a market capitalization of between $20 and $40 million, which were publicly traded throughout the five-year period. The AMEX II peer group index is comprised of 658 companies and includes all non-financial American Stock Exchange companies with a market capitalization of between $0 and $20 million which were publicly traded throughout the five-year period. Due to the fact that the Corporation's shares have been trading at lower levels, the Corporation believes it is appropriate to compare its return with that of companies with the lower market capitalization of the AMEX II peer group. The peer group indexes were developed by an independent agency. The Corporation is not aware of any appropriate industry or line-of-business index with which to compare itself because of the diversity of the Corporation's businesses and, therefore, it believes a market capitalization index is appropriate.

                                    [CHART]

                                PERFORMANCE DATA

                                   1995     1996     1997     1998     1999     2000
                                   ----     ----     ----     ----     ----     ----
KRUG International Corp.            100     93.3    136.7    150.0     40.0     36.7

$20M - $40M Capitalization Group    100    116.5    106.2    108.3     60.6     55.0

$0M - $20M Capitalization Group     100    103.5     80.5     83.9     41.0     33.1

AMEX Market Index                   100    120.9    122.1    159.5    150.9    213.4

The companies which comprise the AMEX I and AMEX II peer groups are listed on Appendix 1 and Appendix 2, respectively, of this Proxy Statement.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Executive Compensation Committee of the Board of Directors currently is comprised of two directors who are not employees or former employees of the Corporation. The Committee's stated function is to act in an advisory capacity to the Board with respect to compensation of executives of the Corporation. Except as specifically authorized by the Board, the Committee does not have the authority to fix the compensation of any employee, officer or director of the Corporation. However, since the Committee's creation in 1977, the Board has only on rare occasions not completely adopted the recommendations of the Committee and on those occasions only minor changes were made.

         The goal of the Committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Corporation, thereby contributing to long-term shareholder value. Given the size of the Corporation and the limited number of its executive officers, the Committee has traditionally chosen to evaluate each executive individually and on a subjective basis, without resort to mathematical performance formulas. The principle followed is to provide what the Committee believes is suitable compensation based on its subjective evaluation of the executive's contribution to the profitability of the Corporation.

         The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

         The Corporation's base salaries are intended to be consistent with its understanding of competitive practices, levels of responsibility, qualifications necessary for the particular position, and experience. Salary increases reflect the Committee's belief as to competitive trends, the performance of the individual and the overall financial performance of the Corporation.

         The short-term incentive for an executive is the opportunity to earn an annual cash bonus. In line with the Corporation's normally discretionary approach, the Committee considers all relevant facts and circumstances in evaluating an executive. The Committee considers performance over a period of time, not merely performance in the most recent year. However, in general, the most important consideration is how well the executive has met his individual goals as set forth in the most recent operating plan. Generally, the second most important consideration is the Corporation's overall financial performance in the most recent year. The Committee also considers factors beyond the executive's control, such as general economic conditions, industry trends, inflation, changes in government policies, etc., which may have had a material effect (positive or negative) on an individual's overall performance. After considering all of these factors, the Committee recommends whether or not a particular executive should be awarded a bonus and, if so, the amount.

         While salary and short-term incentives are primarily designed to compensate current and past performance, the main purpose of the long-term incentive compensation program is to directly link management compensation with the long-term interests of shareholders. The Corporation currently is using, as it has for many years, stock options to provide that link. Options are intended to provide strong incentives for superior long-term future performance.

         In November 1998, the Directors adopted the recommendation of the Committee and authorized the execution of an Employment Agreement with Mr. Thornton, which is described under the heading "Other." Under the Agreement, Mr. Thornton received an annual base salary of $210,000 during the 1999 fiscal year and also during the 2000 fiscal year. The Committee believes that this base salary is at the low end for positions requiring similar competence, dedication, creativity, experience and leadership qualities. The Agreement also provides that Mr. Thornton will receive a bonus equal to 25% of his annual base salary if goals agreed to by the Corporation and Mr. Thornton are met. No bonus was payable for fiscal 1999 because the agreed goals were not met. For fiscal 2000 it was agreed that Mr. Thornton would be paid a bonus equal to 0.6% of the amount or value received, or paid out, by the Corporation in connection with "significant transactions" (i.e., those determined to be significant by the Committee, including the disposition or acquisition of significant amounts of assets or the repatriation of cash from the U.K.) consummated during fiscal 2000. The reason for choosing these goals was to encourage and reward the accomplishment of actions which would help position the Corporation to enter the healthcare industry - its primary strategic objective. During fiscal 2000, the Corporation consummated two transactions which the Committee deemed significant and upon which Mr. Thornton received the bonus amount which is reflected in the "Summary Compensation Table": the sale of the Corporation's equity interest in Wyle Laboratories, Inc. for $4,125,000 in cash and the repatriation of $4,132,000 in cash from the U.K.

         This report has been submitted by the Executive Compensation Committee:

                  Karen B. Brenner                   James J. Mulligan

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The members of the Executive Compensation Committee are Ms. Brenner (Chairperson) and Mr. Mulligan. Ms. Brenner was the sole shareholder and President of Fortuna Advisors, Inc. From April 1, 1998 until its termination on November 30, 1999, Fortuna Advisors, Inc. had a Consulting Agreement with the Corporation. The Consulting Agreement provided for a fee to Fortuna Advisors, Inc. of $5,000 per month to prepare short-term and intermediate-term acquisition plans and investigate and evaluate potential acquisitions for the Corporation. Mr. Mulligan is Secretary to the Corporation and a member of the law firm of Mulligan & Mulligan, general counsel to the Corporation. Mulligan & Mulligan received $78,681 for legal services rendered during the Corporation's fiscal year 2000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Corporation and owners of more than 10% of the Corporation's Common Shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of any of the Corporation's equity securities. The Corporation believes, based on information provided to the Corporation by the persons required to file such reports, that all filing requirements applicable to such persons during the period from April 1, 1999 through March 31, 2000 have been met.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP has performed an audit of the Corporation's financial statements annually since 1962. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

         The Board of Directors of the Corporation annually appoints the independent public accountants for the Corporation after receiving the recommendation of its Audit Committee.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies in the enclosed form will vote thereon in their discretion.

                              COST OF SOLICITATION

         The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by directors, officers and employees of the Corporation, personally or by telephone or other means of communication, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses. The Corporation has also engaged Georgeson Shareholder Communications, Inc. for a fee not to exceed $25,000 to assist in the solicitation of proxies.

                              SHAREHOLDER PROPOSALS

         A proposal by a shareholder intended for inclusion in the Corporation's proxy statement and form of proxy for the 2001 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Corporation at 900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia 30339, Attention: Secretary, on or before March 15, 2001 in order to be eligible for such inclusion.

                                         By order of the Board of Directors


                                         /s/ JAMES J. MULLIGAN

                                         JAMES J. MULLIGAN
                                         Secretary

Dayton, Ohio
November 3, 2000

                                                                      APPENDIX 1

          FISCAL 2000 AMEX $20 TO $40 MILLION CAPITALIZATION PEER GROUP

         The peer group is comprised of American Stock Exchange non-financial companies with a market value between $20 and 40 million. The only companies meeting this criteria for fiscal 2000 are the following:

5TH AVENUE CHANNEL CORP               AVTEAM INC CL A                         CARBIDE/GRAPHITE GRP INC
ABLE TELECOM HOLDING CP               AXCESS INC                              CARDIMA INC
ACME ELECTRIC CORP                    AZCO MINING INC                         CARIBINER INTERNAT INC
ACRODYNE COMMUNICATIONS               BALDWIN PIANO & ORGAN CO                CARMEL CONTAINER SYSTEM
ACTIONPOINT INC                       BALDWIN TECHNOLOGY INC A                CARRINGTON LABS INC
ADAM.COM INCORPORATED                 BALLANTYNE OF OMAHA INC                 CASH TECHNOLOGIES INC
ADAMS GOLF INC                        BAYOU STEEL CORP                        CASTLE ENERGY CORPORATN
ADVANCED MACHINE VSN CP               BEAUTICONTROL COSMETICS                 CATALINA LIGHTING INC
ADVANCED PHOTONIX CL A                BELL INDUSTRIES INC                     CAVALIER HOMES INC
ADVANCED TECHNICAL PROD.              BENGUET CORP CL B                       CELLULAR TECHNICAL SVCS
ADVANTAGE MARKETING SYS               BENIHANA INC CL A                       CEM CORP
AEROSONIC CORP                        BERNARD CHAUS INC                       CENTRAL EUROPEAN MEDIA
AEROVOX INC                           BIGMAR INC                              CENTURY CASINOS INC
AFFINITY TECHNOLOGY GRP               BIO-LOGIC SYSTEMS CORP                  CFC INTERNATIONAL INC
AIR METHODS CORP                      BIO-VASCULAR INC                        CFI PROSERVICES INC
ALCIDE CORP                           BIONUTRICS INC                          CHAMPION INDUSTRIES INC
ALDILA INC                            BIONX IMPLANTS INC                      CHECK TECHNOLOGY CORP
ALLIED HEALTHCARE PROD                BIORELIANCE CORP                        CHENIERE ENERGY INC
ALLIED PRODUCTS CORP                  BIRMINGHAM UTILITIES INC                CHICAGO RIVET & MACHINE
ALLIED RESEARCH CORP                  BLACK HAWK GAM & DEV CO                 CHILDREN'S COMPREHEN SVC
ALPHANET SOLUTIONS INC                BLUE DOLPHIN ENERGY CO                  CHILDTIME LEARNING CTR
ALTERNATIVE RESOURCES                 BLUEFLY INC                             CHINA YUCHAI INT LTD
AMERICAN BIO MEDICA CORP              BOLT TECHNOLOGY CORP                    CLEAN HARBORS INC
AMERICAN HEALTHWAYS INC               BON-TON STORES INC                      CLINICHEM DEV INC CLA
AMERICAN HOMESTAR CORP                BOSTON BIOMEDICA INC                    COBRA ELECTRONICS CORP
AMERICAN SCIENCE & ENGR               BOSTON CELTICS LP                       CODA MUSIC TECHNOLOGY
AMERICAN VANGUARD CORP                BOWL AMERICA INC A                      COLUMBUS ENERGY CORP
AMERICAN WAGERING INC                 BOWLIN OUTDOOR ADV & TRA                COMFORCE CORP
AMERIGON INC CL A                     BRANDERA.COM INC                        COMPUTER CONCEPTS CORP
AML COMMUNICATIONS INC                BRASS EAGLE INC                         COMSHARE INC
AMPLIDYNE INC                         BRIDGESTREET ACCOMM INC                 CONGOLEUM CORP
AMSURG CORP CL B                      BROWN & SHARPE MFG CO A                 CONRAD INDUSTRIES INC
ANALYTICAL SURVEYS INC                BUFETE INDUSTRIAL                       CONSOLIDTD WATER CO INC
ANDERSEN GROUP INC                    BUSINESS RESOURCE GROUP                 CONSORCIO G GRUPO DINA
AQUIS COMMUNICATIONS GRP              C2 INC                                  CONTINENTAL MATERIALS CP
ARI NETWORK SERVICES INC              C3 INC                                  CORRPRO COMPANIES
ARK RESTAURANTS CORP                  CABLETEL COMMUNICATIONS                 COVOL TECHNOLOGIES INC
ASI SOLUTIONS INC                     CACHE INC                               CRAFTMADE INTERNAT INC
ASTRO-MED INC                         CALTON INC                              CREDIT MNGMT SLTNS INC
ATEC GROUP INC                        CAMPBELL RESOURCES INC                  CRITICARE SYSTEMS INC
ATLANTIC PREMIUM BRANDS               CANDIES INC                             CROSSWALK.COM INC
ATRION CORPORATION                    CANTEL MEDICAL CORP.                    CSP INC
AULT INC                              CANTERBURY INFO TECH INC                CYANOTECH CORP
AUTOIMMUNE INC                        CANTERBURY PARK HLDG CP                 CYBEX INTERNAT
AVIATION GENERAL INC                  CAPITAL PACIFIC HOLDINGS                D&K HEALTHCARE RES INC
DALLAS GOLD & SILVER EX               ELLETT BROTHERS INC                     GART SPORTS COMPANY
DAOU SYSTEMS INC                      ELTEK LTD                               GENERAL BEARING CORP
DARLING INTERNATIONAL                 EMERITUS CORP                           GENERAL CHEMICAL GROUP
DATA DIMENSIONS INC                   EMERSON RADIO CORP                      GENERAL EMPLOYMENT ENT
DATA I/O CORP                         EMPIRE RESOURCES INC                    GENESEE CORP CL B
DATA RESEARCH ASSOCS INC              ENDOREX CORPORATION                     GENESIS HEALTH VENTURES
DATA SYSTEMS & SOFTWARE               ENERGY BIOSYSTEMS CORP                  GENSYM CORP
DATRON SYSTEMS INC                    ENERGY SEARCH INC                       GIGA-TRONICS INC
DECKERS OUTDOOR CORP                  ENERGY WEST INC                         GLACIER WATER SERVICES
DELIA'S INC                           ENGEL GENERAL DVLPRS LTD                GLOBAL PAYMENT TECH INC
DELTA NATURAL GAS CO INC              ENGINEERING MEASUREMENTS                GLOBAL TECHNOVATIONS INC
DELTA PETROLEUM CORP                  ENLIGHTEN SOFTWARE SOL                  GOLDCORP INC CL B
DEPOMED INC                           EQUINOX SYSTEMS INC                     GOLDEN ENTERPRISES INC
DESIGNS INC                           EQUITY OIL CO                           GOLDEN STAR RESOURCES
DEVCON INTERNAT CORP                  ESCALADE INC                            GOODRICH PETROL CORP
DIEDRICH COFFEE                       ESENJAY EXPLORATION INC                 GOVERNMENT TECHNOL SVC
DIEHL GRAPHSOFT INC                   ESKIMO PIE CORP                         GRISTEDES FOODS INC
DIGITAL LAVA INC                      EUROPEAN MICRO HOLDINGS                 GROW BIZ INTERNAT INC
DISC GRAPHICS INC                     EVANS SYSTEMS INC                       GUNDLE/SLT ENVIRONMENTAL

DISPATCH MANAGEMENT SRVC              EVEREST MEDICAL CORP                    GZA GEOENVIRON TECH
DISPLAY TECHNOLOGIES INC              EZCORP INC CL A                         H.T E. INC
DOCUMENT SCIENCES CORP                FAMOUS DAVE'S OF AMERICA                HALSEY DRUG CO
DOMINION HOMES INC                    FANSTEEL INC                            HAMPSHIRE GROUP LTD
DRUG EMPORIUM INC                     FARO TECHNOLOGIES INC                   HANSEN NATURAL CORP
DRYPERS CORP                          FEATHERLITE INC                         HASTINGS ENTERTAINMENT
DSG INTERNATIONAL LTD                 FIBERSTARS INC                          HATHAWAY CORP
DSI TOYS INC                          FIRST PRIORITY GROUP INC                HAWKER PACIFIC AEROSPACE
DUNN COMPUTER CORP                    FIRSTWAVE TECHNOLOGIES                  HEALTH SYSTEMS DESIGN CP
DYNAMEX INC                           FISCHER IMAGING CORP                    HEALTHGRADES.COM INC
DYNAMIC HEALTHCARE TECH               FLORSHEIM GROUP INC                     HECTOR COMMUNICATIONS
DYNAMIC OIL & GAS INC                 FOILMARK INC                            HI-TECH PHARMACAL CO INC
E COM VENTURES INC                    FOOD TECHNOLOGY SERVICE                 HOLIDAY RV SUPERSTORES
E-Z EM INC CL A                       FOODARAMA SUPERMARKETS                  HOLT'S CIGAR HLDINGS INC
EAGLE POINT SOFTWARE CP               FRANKLIN TELECOMM CORP                  HOME STAKE OIL & GAS CO
EAGLE SUPPLY GROUP INC                FRESH CHOICE INC                        HOMELAND HOLDING CORP
EASYRIDERS INC                        FRIEDMAN INDUSTRIES INC                 HOMETOWN AUTO RETAIL CLA
ECC INTERNATIONAL CORP                FRIENDLY ICE CREAM CORP                 HORIZON HEALTH CORP
ECO SOIL SYSTEMS INC                  FRISBY TECHNOLOGIES INC                 HORIZON MEDICAL PRODUCTS
ECOGEN INC                            FRONTIER ADJUSTR OF AMER                HOTELWORKS.COM
ECOLOGY & ENVIRONMENT A               FUEL TECH N.V.                          HOWTEK INC
EDISON CONTROL CORP                   FURR'S RESTAURANTS INC                  HUFFY CORP
EFAX.COM                              G-III APPAREL GROUP INC                 HUNTCO INC CL A
EFTC CORPORATION                      GALAGEN INC                             HURCO COMPANIES INC
ELAMEX S.A. DE C.V. CL 1              GALEY & LORD INC                        I.I.S. INTELLIG INFO SYS
ELCOTEL INC                           GARDENBURGER INC                        IBS INTERACTIVE INC
ICO INC                               KMG CHEMICALS INC.                      MEDSTONE INTERNAT INC
ICTS INTERNATIONAL NV                 KOSS CORP                               MEDTOX SCIENTIFIC
IENTERTAINMENT NETWORK                KUSHNER-LOCKE CO                        MEDWAVE INC
IFS INTERNATIONAL INC                 L.B. FOSTER CO CL A                     MER TELEMANAGEMENT SLTNS
IMAGE SENSING SYSTEMS                 LA BARGE INC                            MERCURY AIR GROUP INC
IMPRESO.COM INC.                      LACROSSE FOOTWEAR INC                   MERIT MEDICAL SYSTEMS
INDIVIDUAL INVESTOR GRP               LANCER CORP                             MERRILL MERCHANTS BANCSH
INDUSTRIAL DISTR GRP INC              LANDAIR CORPORATION                     MERRIMAC INDUSTRIES INC
INNODATA CORPORATION                  LASER POWER CORP                        METHODE ELECTRONICS CL B
INSIGHT HEALTH SERVICES               LASER-PACIFIC MEDIA CORP                METRETEK TECHOLOGIES INC
INSIGNIA SYSTEMS INC                  LASERSCOPE                              MFRI INC
INTEG INCORPORATED                    LECHTERS INC                            MICRONETICS WIRELESS INC
INTEGRATED SURGICAL SYS               LEISUREPLANET HLDGS LTD                 MICROS-TO-MAINFRAMES INC
INTELLICORP INC                       LIFEMARK CORPORATION                    MINUTEMAN INTERNAT INC
INTELLIGENT SYSTEMS CORP              LIFEWAY FOODS INC                       ML MACADAMIA ORCHARDS
INTERIORS INC CL A                    LIQUIDATION WORLD INC                   MOCON INC
INTERNAT AIRCRAFT INVS                LJ INTERNAT INC                         MOMENTUM BUSINESS APPS A
INTERNAT ISOTOPES INC                 LMI AEROSPACE INC                       MONARCH DENTAL CORP
INTERWEST HOME MEDICAL                LOGIC DEVICES INC                       MOORE MEDICAL CORP
INTRENET INC                          LOWRANCE ELECTRONICS INC                MORTON INDUSTRIAL GP CLA
INVIVO CORPORATION                    LUMISYS INC                             MOSSIMO INC
IOMED INC                             LUND INTERNAT HOLDINGS                  MOTHERS WORK INC
ISCO INC                              LYNCH CORP                              MOTOR CARGO INDUSTRIES
ITEQ INC                              MAC-GRAY CORP                           MOUNTAIN PROVINCE MINING
J ALEXANDER'S CORP                    MADE2MANAGE SYSTEMS INC                 MULTIMEDIA GAMES INC
JACOBSON STORES INC                   MAGAL SECURITY SYSTEMS                  NAM CORPORATION
JANUS HOTELSANDRESORTS                MAGELLAN PETROLEUM CORP                 NASTECH PHARMACEUTICALS
JENKON INTERNATIONAL INC              MAIN STREET & MAIN INC                  NATHAN'S FAMOUS INC
JENNY CRAIG                           MAINE PUBLIC SERVICE CO                 NATIONAL HOME HLTH CARE
JLM INDUSTRIES INC                    MANATRON INC                            NATIONAL RESEARCH CORP
JOHN Q. HAMMONS HOTELS                MANCHESTER EQUIPMENT CO                 NATIONAL SECURITY GROUP
JOHN SANFILIPPO & SON                 MANSUR INDUSTRIES INC                   NATIONAL TECHNICAL SYSTS
JOHNSTON INDUSTRIES INC               MARGO CARIBE INC                        NEOGEN CORP
JOS A BANK CLOTHIERS                  MARKETING SPECIALISTS CP                NESCO INCORPORATED
JPS INDUSTRIES INC                    MATEC CORP                              NETSMART TECHNOLOGIES
JUDGE.COM INCORPORATED                MATHSOFT INC                            NETWORK COMPUTING DEVICE
K-TEL INTERNAT INC                    MAX & ERMA'S RESTAURANT                 NEW BRUNSWICK SCIENTIFIC
K-TRON INTERNAT INC                   MAXCO INC                               NEW WORLD COFF-MNHTN BGL
KCS ENERGY INC                        MAXICARE HEALTH PLANS                   NEXTHEALTH INC
KESTREL ENERGY INC                    MCCLAIN INDUSTRIES INC                  NEXUS TELOCATION SYSTEMS
KEVCO INC                             MCLAREN PERFORMANCED TEC                NIAGARA CORPORATION
KEWAUNEE SCIENTIFIC CORP              MECHANICAL DYNAMICS INC                 NMT MEDICAL INCORPORATED
KEY TECHNOLOGY INC                    MEDICAL ACTION IND INC                  NOBILITY HOMES INC
KEY TRONICS CORP                      MEDICAL ALLIANCE INC                    NOODLE KIDOODLE INC
KLLM TRANSPORT SVCS INC               MEDICALCONTROL INC                      NORTH FACE INC (THE)
NORTHERN TECHNOLOGY                   POLYVISION CORP                         SCHUFF STEEL CO
NORTHSTAR COMPUTER FORMS              POORE BROTHERS INC                      SECURITY ASSOC INTL INC

NOTIFY TECHNOLOGY CORP                POWERCERV CORPORATION                   SED INTERNAT HLDNGS INC
NOVATEL INC                           PPT VISION INC                          SEEC INC
ODWALLA INC                           PREMIUMWEAR INC                         SELAS CORP OF AMERICA
OEC COMPRESSION CORP                  PRIMESOURCE CORPORATION                 SENECA FOODS CORP CL B
OMNI ENERGY SERVICES CP               PROFESSIONAL TRANSP GRP                 SENSORY SCIENCE CORP
OMTOOL LTD                            PROGEN INDUSTRIES LTD                   SENTO CORPORATION
ON-SITE SOURCING INC                  PROMEDCO MANAGEMENT CO                  SERACARE INC
ONE PRICE CLOTHING STORE              PROVIDENCE & WORCESTR RR                SHARED TECHNOL CELLULAR
OPINION RESEARCH CORP                 PROXYMED INC                            SHOLODGE INC
OPTA FOOD INGREDIENTS                 PRT GROUP INC                           SHONEY'S INC
OPTISYSTEMS SOLUTIONS                 PUBCO CORP                              SIFCO INDUSTRIES INC
ORBIT/FR INC                          PURE WORLD INC                          SIGA PHARMACEUTICALS INC
ORLEANS HOMEBUILDERS INC              PVC CONTAINER CORP                      SIGNAL APPAREL COMPANY
ORYX TECHNOLOGY CORP                  Q.E.P. CO INC                           SILICOM LTD
OSTEX INTERNAT INC                    QUESTCOR PHARMACEUTICALS                SILVER STANDARD RESOURCE
OUTLOOK GROUP CORP                    QUIPP INC                               SIMON TRANSPORT SVCS CLA
P & F INDUSTRIES CL A                 R&B INC                                 SIMULA INC
PALATIN TECHNOLOGIES INC              R.G. BARRY CORP                         SMARTIRE SYSTEMS INC
PALOMAR MEDICAL TECH                  RADA ELECTRONIC INDS LTD                SMC CORP
PAMECO CORP                           RANDGOLD&EXP CO LTD ADS                 SOCRATES TECHS CORP
PAR TECHNOLOGY CORP                   RAYTEL MEDICAL CORP                     SONESTA INTERNAT HOTELS
PARAGON TECHNOLOGIES INC              REEDS JEWELERS INC                      SONUS PHARM INC
PARALLEL PETROLEUM CORP               REHABILICARE INC                        SOUND ADVICE INC
PARLUX FRAGRANCES INC                 RELIABILITY INC                         SPARTON CORP
PATHWAYS GROUP INC                    RF INDUSTRIES LTD                       SPINNAKER INDUSTRIES INC
PATRICK INDUSTRIES INC                RGC RESOURCES INC                       SPORT CHALET INC
PAUL HARRIS STORES INC                RICHMONT MINES INC                      SPORT SUPPLY GROUP INC
PAUL MUELLER COMPANY                  RIDDELL SPORTS INC                      SSE TELECOM INC
PEERLESS MANUFACTURING                RIGHT START INC., THE                   STAKE TECHNOL LTD
PENDARIES PETROLEUM LTD               RIVIERA HOLDINGS CORP                   STANDARD AUTOMOTIVE CORP
PENTACON INC                          ROCK OF AGES CORP                       STARCRAFT CORP
PERCEPTRON INC                        ROCKY SHOES & BOOTS INC                 STERILE RECOVERIES INC
PERMA-FIX ENVIRON SVC                 ROSS SYSTEMS INC                        STM WIRELESS INC CL A DE
PETROLEUM HELICOPTER NV               ROTONICS MANUFACTURING                  STRATASYS INC
PETROLEUM HELICOPTER VTG              ROY F. WESTON INC CL A                  STRATESEC INC
PHAR-MOR INC                          RURAL/METRO CORP                        STV GROUP
PHOENIX INTERNAT LTD INC              S&K FAMOUS BRANDS INC                   SUNRISE INTERNAT LEASING
PHOTOELECTRON CORP                    SAF T LOK INC                           SUNSHINE MIN & REFIN
PICCADILLY CAFETERIAS                 SAMES CORPORATION                       SUNSOURCE INC
PIZZA INN INC                         SARATOGA BEVERAGE GRP A                 SUPER VISION INTERNAT A
PLC SYSTEMS INC                       SAUCONY INC CL A                        SUPREMA SPECIALTIES INC
PMR CORP                              SCHEID VINEYARDS INC CLA                SURGE COMPONENTS INC
POLYDEX PHARMACEUTICALS               SCHMITT INDUSTRIES INC                  SYMBOLLON CP CL A
TAB PRODUCTS CO                       TRANSPRO INC                            VENTURE CATALYST INC
TAG-IT PACIFIC INC                    TRANSWORLD HEALTHCRE INC                VERAMARK TECHNOLOGIES
TAITRON COMPONENTS CL A               TRAVIS BOATS&MOTORS INC                 VERMONT PURE HOLDINGS
TANDY BRANDS ACCESSORIES              TRIDENT ROWAN GROUP INC                 VERMONT TEDDY BEAR CO
TANDYCRAFTS INC                       TRIMARK HOLDINGS INC                    VIDEO DISPLAY CORP
TATNEFT ADS                           TRIMEDYNE INC                           VIDEOLABS INC
TBA ENTERTAINMENT CORP                TRM CORPORATION                         VIEW TECH INC
TCI INTERNAT INC                      TSR INC                                 VIRTUALFUND.COM INC
TEAM AMERICA CORP                     U.S. ENERGY SYSTEMS INC                 VISION SCIENCES INC
TEAM INC                              U.S. LIME & MINERALS INC                VITRAN CORPORATION
TEAMSTAFF INC                         U.S. PHYSICAL THERAPY                   VIZACOM INC
TECH-OPS SEVCON INC                   UBICS INC                               VULCAN INTERNAT CORP
TECHNICAL CHEM & PROD                 UNICOMP INC                             WACKENHUT CORP CL A, THE
TEKNOWLEDGE CORPORATION               UNITED GUARDIAN INC                     WEBCO INDUSTRIES INC
TELEX CHILE SA ADS                    UNIVERSAL STAIN & ALLOY                 WEGENER CORP
TEXOIL INC                            UROCOR INC                              WESTERN PWR & EQUIPMENT
THOUSAND TRAILS INC                   US OFFICE PRODUCT CO                    WHITMAN EDUCATION GROUP
TII INDUSTRIES INC                    US WATS INC                             WILLIAMS CONTROLS INC
TITAN MOTORCYCLE OF AMER              USA BIOMASS CORPORATION                 WILSHIRE OIL CO OF TX
TOKHEIM CORP                          USA DETERGENTS INC                      WISER OIL COMPANY, THE
TOP IMAGE SYSTEMS LTD                 USABANCSHARES.COM INC                   XATA CORP
TORCH ENERGY ROY TR                   USOL HOLDINGS INC                       XETEL CORPORATION
TOREADOR ROYALTY CORP                 UTILX CORP                              YORK GROUP INC., THE
TOTAL ENTERTAINMENT REST              VALLEY MEDIA INC                        YORK RESEARCH CORP
TOWNE SERVICES INC                    VALLEY NATIONAL GASES                   ZEVEX INTERNAT INC
TOYMAX INTERNAT INC                   VARIFLEX INC                            ZINDART LIMITED ADR
TRANSPORTATION COMPONENT              VDC COMMUNICATIONS INC                  ZMAX CORP

                                                                      APPENDIX 2

          FISCAL 2000 AMEX $0 TO $20 MILLION CAPITALIZATION PEER GROUP

         The peer group is comprised of American Stock Exchange non-financial companies with a market value between $0 and 20 million. The only companies meeting this criteria for fiscal 2000 are the following:

*3DSHOPPING.COM                          AQUIS COMMUNICATIONS GRP                BOSTON CELTICS LP
 5TH AVENUE CHANNEL CORP                 ARI NETWORK SERVICES INC                BOWL AMERICA INC A
 ABLE TELECOM HOLDING CP                 ARK RESTAURANTS CORP                    BOWLIN OUTDOOR ADV & TRA
*ACCESS PHARMACEUTICAL                   ASI SOLUTIONS INC                       BRANDERA.COM INC
 ACME ELECTRIC CORP                      ASTRO-MED INC                           BRASS EAGLE INC
 ACRODYNE COMMUNICATIONS                 ATEC GROUP INC                          BRIDGESTREET ACCOMM INC
 ACTIONPOINT INC                         ATLANTIC PREMIUM BRANDS                 BROWN & SHARPE MFG CO A
*ACTIVEWORLDS.COM INC                   *ATLAS PIPELINE PRTNRS LP                BUFETE INDUSTRIAL
 ADAM.COM INCORPORATED                   ATRION CORPORATION                      BUSINESS RESOURCE GROUP
 ADAMS GOLF INC                          AULT INC                                C2 INC
 ADVANCED MACHINE VSN CP                 AUTOIMMUNE INC                          C3 INC
 ADVANCED PHOTONIX CL A                  AVIATION GENERAL INC                    CABLETEL COMMUNICATIONS
 ADVANCED TECHNICAL PROD.                AVTEAM INC CL A                         CACHE INC
 ADVANTAGE MARKETING SYS                 AXCESS INC                              CALTON INC
 AEROSONIC CORP                          AZCO MINING INC                         CAMPBELL RESOURCES INC
 AEROVOX INC                             BALDWIN PIANO & ORGAN CO                CANDIES INC
 AFFINITY TECHNOLOGY GRP                 BALDWIN TECHNOLOGY INC A                CANTEL MEDICAL CORP.
 AIR METHODS CORP                        BALLANTYNE OF OMAHA INC                 CANTERBURY INFO TECH INC
 ALCIDE CORP                             BAYOU STEEL CORP                        CANTERBURY PARK HLDG CP
 ALDILA INC                              BEAUTICONTROL COSMETICS                *CAPITAL ENV. RESOURCE
 ALLIED HEALTHCARE PROD                  BELL INDUSTRIES INC                     CAPITAL PACIFIC HOLDINGS
 ALLIED PRODUCTS CORP                    BENGUET CORP CL B                       CARBIDE/GRAPHITE GRP INC
 ALLIED RESEARCH CORP                    BENIHANA INC CL A                       CARDIMA INC
 ALPHANET SOLUTIONS INC                  BERNARD CHAUS INC                       CARIBINER INTERNAT INC
 ALTERNATIVE RESOURCES                   BIGMAR INC                              CARMEL CONTAINER SYSTEM
*AMERICAN ACCESS TECHNOLG               *BIGSTAR ENTERTAINMENT                   CARRINGTON LABS INC
 AMERICAN BIO MEDICA CORP                BIO-LOGIC SYSTEMS CORP                  CASH TECHNOLOGIES INC
 AMERICAN HEALTHWAYS INC                 BIO-VASCULAR INC                        CASTLE ENERGY CORPORATN
 AMERICAN HOMESTAR CORP                  BIONUTRICS INC                          CATALINA LIGHTING INC
 AMERICAN SCIENCE & ENGR                 BIONX IMPLANTS INC                      CAVALIER HOMES INC
 AMERICAN VANGUARD CORP                  BIORELIANCE CORP                        CELLULAR TECHNICAL SVCS
 AMERICAN WAGERING INC                   BIRMINGHAM UTILITIES INC                CEM CORP
 AMERIGON INC CL A                      *BIZNESSONLINE.COM INC                   CENTRAL EUROPEAN MEDIA
 AML COMMUNICATIONS INC                  BLACK HAWK GAM & DEV CO                 CENTURY CASINOS INC
 AMPLIDYNE INC                           BLUE DOLPHIN ENERGY CO                  CFC INTERNATIONAL INC
 AMSURG CORP CL B                        BLUEFLY INC                             CFI PROSERVICES INC
 ANALYTICAL SURVEYS INC                  BOLT TECHNOLOGY CORP                    CHAMPION INDUSTRIES INC
 ANDERSEN GROUP INC                      BON-TON STORES INC                      CHECK TECHNOLOGY CORP
*ANTHONY & SYLVAN POOLS                  BOSTON BIOMEDICA INC                    CHENIERE ENERGY INC
 CHICAGO RIVET & MACHINE                 DRUG EMPORIUM INC                       FIBERSTARS INC
 CHILDREN'S COMPREHEN SVC                DRYPERS CORP                            FIRST PRIORITY GROUP INC
 CHILDTIME LEARNING CTR                  DSG INTERNATIONAL LTD                   FIRSTWAVE TECHNOLOGIES
 CHINA YUCHAI INT LTD                    DSI TOYS INC                            FISCHER IMAGING CORP
*CLAIMSNET.COM INC                       DUNN COMPUTER CORP                      FLORSHEIM GROUP INC
 CODA MUSIC TECHNOLOGY                   DYNAMEX INC                             FOILMARK INC
 COLUMBUS ENERGY CORP                    DYNAMIC HEALTHCARE TECH                 FOOD TECHNOLOGY SERVICE
 COMFORCE CORP                           DYNAMIC OIL & GAS INC                   FOODARAMA SUPERMARKETS
 COMPUTER CONCEPTS CORP                  E COM VENTURES INC                      FRANKLIN TELECOMM CORP
 COMSHARE INC                            E-Z EM INC CL A                         FRESH CHOICE INC
 CONGOLEUM CORP                          EAGLE POINT SOFTWARE CP                 FRIEDMAN INDUSTRIES INC
 CONRAD INDUSTRIES INC                   EAGLE SUPPLY GROUP INC                  FRIENDLY ICE CREAM CORP
 CONSOLIDTD WATER CO INC                 EASYRIDERS INC                          FRISBY TECHNOLOGIES INC
 CONSORCIO G GRUPO DINA                  ECC INTERNATIONAL CORP                  FRONTIER ADJUSTR OF AMER
 CONTINENTAL MATERIALS CP                ECO SOIL SYSTEMS INC                    FUEL TECH N.V.
*CONTINUUS SOFTWARE CP                   ECOGEN INC                              FURR'S RESTAURANTS INC
 CORRPRO COMPANIES                       ECOLOGY & ENVIRONMENT A                 G-III APPAREL GROUP INC
 COVOL TECHNOLOGIES INC                  EDISON CONTROL CORP                     GALAGEN INC
 CRAFTMADE INTERNAT INC                  EFAX.COM                                GALEY & LORD INC
 CREDIT MNGMT SLTNS INC                  EFTC CORPORATION                        GARDENBURGER INC
 CRITICARE SYSTEMS INC                   ELAMEX S.A. DE C.V. CL 1                GART SPORTS COMPANY
 CROSSWALK.COM INC                       ELCOTEL INC                             GENERAL BEARING CORP
 CSP INC                                 ELLETT BROTHERS INC                     GENERAL CHEMICAL GROUP
 CYANOTECH CORP                          ELTEK LTD                               GENERAL EMPLOYMENT ENT
 CYBEX INTERNAT                          EMERITUS CORP                           GENESEE CORP CL B

 D&K HEALTHCARE RES INC                  EMERSON RADIO CORP                      GENESIS HEALTH VENTURES
 DALLAS GOLD & SILVER EX                 EMPIRE RESOURCES INC                    GENSYM CORP
 DAOU SYSTEMS INC                        ENDOREX CORPORATION                     GIGA-TRONICS INC
 DARLING INTERNATIONAL                   ENERGY BIOSYSTEMS CORP                  GLACIER WATER SERVICES
 DATA DIMENSIONS INC                     ENERGY SEARCH INC                       GLOBAL PAYMENT TECH INC
 DATA I/O CORP                           ENERGY WEST INC                         GLOBAL TECHNOVATIONS INC
 DATA RESEARCH ASSOCS INC                ENGEL GENERAL DVLPRS LTD                GOLDCORP INC CL B
 DATA SYSTEMS & SOFTWARE                 ENGINEERING MEASUREMENTS                GOLDEN ENTERPRISES INC
 DATRON SYSTEMS INC                      ENLIGHTEN SOFTWARE SOL                  GOLDEN STAR RESOURCES
 DECKERS OUTDOOR CORP                    EQUINOX SYSTEMS INC                     GOODRICH PETROL CORP
 DELIA'S INC                             EQUITY OIL CO                           GOVERNMENT TECHNOL SVC
 DELTA NATURAL GAS CO INC                ESCALADE INC                            GRISTEDES FOODS INC
 DELTA PETROLEUM CORP                    ESENJAY EXPLORATION INC                 GROW BIZ INTERNAT INC
 DEPOMED INC                             ESKIMO PIE CORP                         GUNDLE/SLT ENVIRONMENTAL
 DESIGNS INC                             EUROPEAN MICRO HOLDINGS                 GZA GEOENVIRON TECH
 DEVCON INTERNAT CORP                    EVANS SYSTEMS INC                       H.T E. INC
 DIEDRICH COFFEE                         EVEREST MEDICAL CORP                    HALSEY DRUG CO
 DIEHL GRAPHSOFT INC                     EZCORP INC CL A                         HAMPSHIRE GROUP LTD
 DIGITAL LAVA INC                        FAMOUS DAVE'S OF AMERICA                HANSEN NATURAL CORP
 DISC GRAPHICS INC                       FANSTEEL INC                            HASTINGS ENTERTAINMENT
 DISPATCH MANAGEMENT SRVC                FARO TECHNOLOGIES INC                   HATHAWAY CORP
 DISPLAY TECHNOLOGIES INC               *FASHIONMALL.COM INC                     HAWKER PACIFIC AEROSPACE
 DOCUMENT SCIENCES CORP                 *FASTNET CORPORATION                     HEALTH SYSTEMS DESIGN CP
 DOMINION HOMES INC                      FEATHERLITE INC                         HEALTHGRADES.COM INC
 HI-TECH PHARMACAL CO INC                JOS A BANK CLOTHIERS                    MAXICARE HEALTH PLANS
 HOLIDAY RV SUPERSTORES                  JPS INDUSTRIES INC                      MCCLAIN INDUSTRIES INC
 HOLT'S CIGAR HLDINGS INC                JUDGE.COM INCORPORATED                  MCLAREN PERFORMANCED TEC
 HOME STAKE OIL & GAS CO                 K-TEL INTERNAT INC                      MECHANICAL DYNAMICS INC
 HOMELAND HOLDING CORP                   K-TRON INTERNAT INC                     MEDICAL ACTION IND INC
 HOMETOWN AUTO RETAIL CLA                KCS ENERGY INC                          MEDICAL ALLIANCE INC
 HORIZON HEALTH CORP                    *KEITH COMPANIES INC                     MEDICALCONTROL INC
 HORIZON MEDICAL PRODUCTS                KESTREL ENERGY INC                      MEDSTONE INTERNAT INC
 HOTELWORKS.COM                          KEVCO INC                               MEDTOX SCIENTIFIC
 HOWTEK INC                              KEWAUNEE SCIENTIFIC CORP                MEDWAVE INC
 HUFFY CORP                              KEY TECHNOLOGY INC                      MER TELEMANAGEMENT SLTNS
 HUNTCO INC CL A                         KEY TRONICS CORP                        MERCURY AIR GROUP INC
 HURCO COMPANIES INC                     KLLM TRANSPORT SVCS INC                 MERIT MEDICAL SYSTEMS
*I.D. SYSTEMS INC                        KMG CHEMICALS INC.                      MERRILL MERCHANTS BANCSH
 I.I.S. INTELLIG INFO SYS                KOSS CORP                               MERRIMAC INDUSTRIES INC
 IBS INTERACTIVE INC                     KUSHNER-LOCKE CO                       *MET-COIL SYSTEMS CORP
 ICO INC                                 L.B. FOSTER CO CL A                     METHODE ELECTRONICS CL B
 ICTS INTERNATIONAL NV                   LA BARGE INC                            METRETEK TECHOLOGIES INC
 IENTERTAINMENT NETWORK                  LACROSSE FOOTWEAR INC                   MFRI INC
 IFS INTERNATIONAL INC                   LANCER CORP                             MICRONETICS WIRELESS INC
*ILIFE.COM INCORPORATED                  LANDAIR CORPORATION                     MICROS-TO-MAINFRAMES INC
 IMAGE SENSING SYSTEMS                   LASER POWER CORP                        MINUTEMAN INTERNAT INC
 IMPRESO.COM INC.                        LASER-PACIFIC MEDIA CORP                ML MACADAMIA ORCHARDS
 INDIVIDUAL INVESTOR GRP                 LASERSCOPE                              MOCON INC
 INDUSTRIAL DISTR GRP INC                LECHTERS INC                            MOMENTUM BUSINESS APPS A
 INNODATA CORPORATION                    LEISUREPLANET HLDGS LTD                 MONARCH DENTAL CORP
 INSIGHT HEALTH SERVICES                 LIFEMARK CORPORATION                    MOORE MEDICAL CORP
 INSIGNIA SYSTEMS INC                    LIFEWAY FOODS INC                       MORTON INDUSTRIAL GP CLA
 INTEG INCORPORATED                      LIQUIDATION WORLD INC                   MOSSIMO INC
 INTEGRATED SURGICAL SYS                 LJ INTERNAT INC                        *MOTHERNATURE.COM INC
 INTELLICORP INC                         LMI AEROSPACE INC                       MOTHERS WORK INC
 INTELLIGENT SYSTEMS CORP                LOGIC DEVICES INC                       MOTOR CARGO INDUSTRIES
 INTERIORS INC CL A                      LOWRANCE ELECTRONICS INC                MOUNTAIN PROVINCE MINING
 INTERNAT AIRCRAFT INVS                  LUMISYS INC                            *MULTI-LINK TELECOMM INC
 INTERNAT ISOTOPES INC                   LUND INTERNAT HOLDINGS                  MULTIMEDIA GAMES INC
*INTERNAT SMART SOURCING                 LYNCH CORP                              NAM CORPORATION
 INTERWEST HOME MEDICAL                  MAC-GRAY CORP                           NASTECH PHARMACEUTICALS
 INTRENET INC                            MADE2MANAGE SYSTEMS INC                 NATHAN'S FAMOUS INC
 INVIVO CORPORATION                      MAGAL SECURITY SYSTEMS                  NATIONAL HOME HLTH CARE
 IOMED INC                               MAGELLAN PETROLEUM CORP                 NATIONAL RESEARCH CORP
 ISCO INC                                MAIN STREET & MAIN INC                  NATIONAL SECURITY GROUP
 ITEQ INC                                MAINE PUBLIC SERVICE CO                 NATIONAL TECHNICAL SYSTS
 J ALEXANDER'S CORP                      MANATRON INC                           *NEMATRON CORPORATION
 JACOBSON STORES INC                     MANCHESTER EQUIPMENT CO                 NEOGEN CORP
 JANUS HOTELS AND RESORTS                MANSUR INDUSTRIES INC                   NESCO INCORPORATED
 JENKON INTERNATIONAL INC                MARGO CARIBE INC                       *NETIVATION.COM INC
 JENNY CRAIG                             MARKETING SPECIALISTS CP               *NETRADIO CORPORATION
 JLM INDUSTRIES INC                      MATEC CORP                              NETSMART TECHNOLOGIES
 JOHN Q. HAMMONS HOTELS                  MATHSOFT INC                            NETWORK COMPUTING DEVICE

 JOHN SANFILIPPO & SON                   MAX & ERMA'S RESTAURANT                 NEW BRUNSWICK SCIENTIFIC
 JOHNSTON INDUSTRIES INC                 MAXCO INC                               NEW WORLD COFF-MNHTN BGL
 NEXTHEALTH INC                          PHOENIX INTERNAT LTD INC                ROY F. WESTON INC CL A
 NEXUS TELOCATION SYSTEMS                PHOTOELECTRON CORP                      RURAL/METRO CORP
 NIAGARA CORPORATION                     PICCADILLY CAFETERIAS                   S&K FAMOUS BRANDS INC
 NMT MEDICAL INCORPORATED                PIZZA INN INC                           SAF T LOK INC
 NOBILITY HOMES INC                      PLC SYSTEMS INC                        *SALON.COM
 NOODLE KIDOODLE INC                     PMR CORP                                SAMES CORPORATION
 NORTH FACE INC (THE)                   *POLYAIR INTER PACK INC                  SARATOGA BEVERAGE GRP A
 NORTHERN TECHNOLOGY                     POLYDEX PHARMACEUTICALS                 SAUCONY INC CL A
 NORTHSTAR COMPUTER FORMS                POLYVISION CORP                         SCHEID VINEYARDS INC CLA
 NOTIFY TECHNOLOGY CORP                 *PONTOTOC PRODUCTION INC                 SCHMITT INDUSTRIES INC
 NOVATEL INC                             POORE BROTHERS INC                      SCHUFF STEEL CO
 ODWALLA INC                             POWERCERV CORPORATION                   SECURITY ASSOC INTL INC
 OEC COMPRESSION CORP                    PPT VISION INC                          SED INTERNAT HLDNGS INC
 OMNI ENERGY SERVICES CP                 PREMIUMWEAR INC                         SEEC INC
 OMTOOL LTD                              PRIMESOURCE CORPORATION                 SELAS CORP OF AMERICA
 ON-SITE SOURCING INC                    PROFESSIONAL TRANSP GRP                 SENECA FOODS CORP CL B
 ONE PRICE CLOTHING STORE                PROGEN INDUSTRIES LTD                   SENSORY SCIENCE CORP
 OPINION RESEARCH CORP                   PROMEDCO MANAGEMENT CO                  SENTO CORPORATION
 OPTA FOOD INGREDIENTS                   PROVIDENCE & WORCESTR RR                SERACARE INC
*OPTICARE HEALTH SYSTEMS                 PROXYMED INC                            SHARED TECHNOL CELLULAR
 OPTISYSTEMS SOLUTIONS                   PRT GROUP INC                           SHOLODGE INC
 ORBIT/FR INC                            PUBCO CORP                              SHONEY'S INC
 ORLEANS HOMEBUILDERS INC                PURE WORLD INC                          SIFCO INDUSTRIES INC
 ORYX TECHNOLOGY CORP                    PVC CONTAINER CORP                      SIGA PHARMACEUTICALS INC
 OSTEX INTERNAT INC                      Q.E.P. CO INC                           SIGNAL APPAREL COMPANY
 OUTLOOK GROUP CORP                      QUESTCOR PHARMACEUTICALS                SILICOM LTD
 P & F INDUSTRIES CL A                   QUIPP INC                               SILVER STANDARD RESOURCE
 PALATIN TECHNOLOGIES INC                R&B INC                                 SIMON TRANSPORT SVCS CLA
 PALOMAR MEDICAL TECH                    R.G. BARRY CORP                         SIMULA INC
 PAMECO CORP                             RADA ELECTRONIC INDS LTD                SMARTIRE SYSTEMS INC
 PAR TECHNOLOGY CORP                    *RADWARE LTD                             SMC CORP
 PARAGON TECHNOLOGIES INC                RANDGOLD&EXP CO LTD ADS                 SOCRATES TECHS CORP
 PARALLEL PETROLEUM CORP                 RAYTEL MEDICAL CORP                     SONESTA INTERNAT HOTELS
 PARLUX FRAGRANCES INC                   REEDS JEWELERS INC                      SONUS PHARM INC
 PATHWAYS GROUP INC                      REHABILICARE INC                        SOUND ADVICE INC
 PATRICK INDUSTRIES INC                  RELIABILITY INC                        *SOURCINGLINK.NET INC
 PAUL HARRIS STORES INC                 *RESOURCEPHOENIX.COM CL A                SPARTON CORP
 PAUL MUELLER COMPANY                    RF INDUSTRIES LTD                       SPINNAKER INDUSTRIES INC
 PEERLESS MANUFACTURING                  RGC RESOURCES INC                       SPORT CHALET INC
 PENDARIES PETROLEUM LTD                 RICHMONT MINES INC                      SPORT SUPPLY GROUP INC
 PENTACON INC                            RIDDELL SPORTS INC                      SSE TELECOM INC
 PERCEPTRON INC                          RIGHT START INC., THE                   STAKE TECHNOL LTD
 PERMA-FIX ENVIRON SVC                   RIVIERA HOLDINGS CORP                   STANDARD AUTOMOTIVE CORP
 PETROLEUM HELICOPTER NV                 ROCK OF AGES CORP                       STARCRAFT CORP
 PETROLEUM HELICOPTER VTG                ROCKY SHOES & BOOTS INC                 STERILE RECOVERIES INC
*PETROQUEST ENERGY INC                   ROSS SYSTEMS INC                        STM WIRELESS INC CL A DE
 PHAR-MOR INC                            ROTONICS MANUFACTURING                  STRATASYS INC
 STV GROUP                               TOTAL ENTERTAINMENT REST               *VANGUARD AIRLINES INC
*SUNHAWK.COM CORPORATION                 TOWNE SERVICES INC                      VARIFLEX INC
 SUNRISE INTERNAT LEASING               *TOWNPAGESNET.COM PLC ADS               *VARSITYBOOKS.COM INC.
 SUNSHINE MIN & REFIN                    TOYMAX INTERNAT INC                     VDC COMMUNICATIONS INC
 SUNSOURCE INC                           TRANSPORTATION COMPONENT                VENTURE CATALYST INC
 SUPER VISION INTERNAT A                 TRANSPRO INC                            VERAMARK TECHNOLOGIES
 SUPREMA SPECIALTIES INC                 TRANSWORLD HEALTHCRE INC                VERMONT PURE HOLDINGS
 SURGE COMPONENTS INC                    TRAVIS BOATS&MOTORS INC                 VERMONT TEDDY BEAR CO
 SYMBOLLON CP CL A                       TRIDENT ROWAN GROUP INC                 VIDEO DISPLAY CORP
 TAB PRODUCTS CO                         TRIMARK HOLDINGS INC                    VIDEOLABS INC
 TAG-IT PACIFIC INC                      TRIMEDYNE INC                           VIEW TECH INC
 TAITRON COMPONENTS CL A                 TRM CORPORATION                         VIRTUALFUND.COM INC
 TANDY BRANDS ACCESSORIES               *TRUETIME INCORPORATED                   VISION SCIENCES INC
 TANDYCRAFTS INC                         TSR INC                                 VITRAN CORPORATION
 TATNEFT ADS                            *TUMBLEWEED INC                          VIZACOM INC
  TBA ENTERTAINMENT CORP                 U.S. ENERGY SYSTEMS INC                 VULCAN INTERNAT CORP
 TCI INTERNAT INC                        U.S. LIME & MINERALS INC                WACKENHUT CORP CL A, THE
 TEAM AMERICA CORP                       U.S. PHYSICAL THERAPY                   WEBCO INDUSTRIES INC
 TEAM INC                                UBICS INC                               WEGENER CORP
 TEAMSTAFF INC                           UNICOMP INC                             WESTERN PWR & EQUIPMENT

  *TECH FLAVORS & FRAGRANCE              UNITED GUARDIAN INC                    *WESTMORELAND COAL CO
   TECH-OPS SEVCON INC                   UNIVERSAL STAIN & ALLOY                 WHITMAN EDUCATION GROUP
   TECHNICAL CHEM & PROD                 UROCOR INC                              WILLIAMS CONTROLS INC
   TEKNOWLEDGE CORPORATION               US OFFICE PRODUCT CO                    WILSHIRE OIL CO OF TX
  *TELEMATE.NET SOFTWARE                *US SEARCH CORP.COM                      WISER OIL COMPANY, THE
   TELEX CHILE SA ADS                    US WATS INC                            *WOMEN FIRST HEALTHCARE
   TEXOIL INC                            USA BIOMASS CORPORATION                 XATA CORP
   THOUSAND TRAILS INC                   USA DETERGENTS INC                      XETEL CORPORATION
   TII INDUSTRIES INC                    USABANCSHARES.COM INC                   YORK GROUP INC., THE
   TITAN MOTORCYCLE OF AMER              USOL HOLDINGS INC                       YORK RESEARCH CORP
   TOKHEIM CORP                          UTILX CORP                              ZEVEX INTERNAT INC
   TOP IMAGE SYSTEMS LTD                 VALLEY MEDIA INC                        ZINDART LIMITED ADR
   TORCH ENERGY ROY TR                   VALLEY NATIONAL GASES                   ZMAX CORP
   TOREADOR ROYALTY CORP

                            KRUG INTERNATIONAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                            FRIDAY, DECEMBER 1, 2000




                            * FOLD AND DETACH HERE *


                            KRUG INTERNATIONAL CORP.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 1, 2000

         The undersigned hereby constitutes and appoints Robert M. Thornton, Jr. and Karen B. Brenner, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to appear at the Annual Meeting of Shareholders of KRUG International Corp. ("KRUG") to be held on Friday, December 1, 2000 at 3:00 p.m., and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of KRUG which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

ITEM 1(a) To elect three nominees listed below for terms ending in 2001, as described in the accompanying Proxy Statement. James J. Mulligan, Ronald J. Vannuki and Dr. Steven Baileys

                    [ ] FOR all nominees listed above      [ ] WITHHOLD AUTHORITY
                                                               to vote for all nominees listed above

(To withhold authority to vote for any nominee(s) named above, check the "FOR" box above and write the name of such nominee(s) on the line below.)

      (b) To elect four nominees listed below for terms ending in 2002, as described in the accompanying Proxy Statement. Robert M. Thornton, Jr., Karen B. Brenner, Howard E. Turner and C. Michael Ford

                    [ ] FOR all nominees listed above      [ ] WITHHOLD AUTHORITY
                                                               to vote for all nominees listed above

(To withhold authority to vote for any nominee(s) named above, check the "FOR" box above and write the name of such nominee(s) on the line below.)

ITEM 2 To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

                      (Please date and sign on other side)

                            * FOLD AND DETACH HERE *


(continued from other side)

THIS PROXY WILL,WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE "FOR"THE ELECTION OF THE NOMINEES LISTED.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. A MAJORITY OF SAID ATTORNEYS AND PROXIES PRESENT AT SAID MEETING (OR IF ONLY ONE SHALL BE PRESENT, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of Notice of said Annual Meeting, the Proxy Statement relating thereto and KRUG's Annual Report to Shareholders for fiscal year ended March 31, 2000.

                                  Dated:                         , 2000
                                        -------------------------

                                  -------------------------------------
                                        (Shareholder's Signature)

                                  -------------------------------------
                                        (Shareholder's Signature)

                                  Please sign your name(s) exactly as shown hereon and date your proxy in the blank. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

          PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.